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                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of Brio Software, Inc., a Delaware corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of February 11, 2004.

                                     WS CAPITAL, L.L.C.

                                     By:     /s/ Reid S. Walker
                                            ------------------------------------
                                            Reid S. Walker, Member

                                     WS CAPITAL MANAGEMENT, L.P.

                                     By:    WS Capital, L.L.C., its general
                                            partner

                                     By:     /s/ Reid S. Walker
                                            ------------------------------------
                                            Reid S. Walker, Member

                                     WALKER SMITH CAPITAL, L.P.

                                     By:    WS Capital Management, L.P., its
                                            general partner

                                     By:    WS Capital, L.L.C., its general
                                            partner

                                     By:     /s/ Reid S. Walker
                                            ------------------------------------
                                            Reid S. Walker, Member

                                     WALKER SMITH CAPITAL (Q.P.), L.P.

                                     By:    WS Capital Management, L.P., its
                                            general partner

                                     By:    WS Capital, L.L.C., its general
                                            partner

                                     By:     /s/ Reid S. Walker
                                            ------------------------------------
                                            Reid S. Walker, Member

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                                     WALKER SMITH INTERNATIONAL FUND, LTD.

                                     By:    WS Capital Management, L.P., its
                                            agent and attorney-in-fact

                                     By:    WS Capital, L.L.C., its general
                                            partner

                                     By:     /s/ Reid S. Walker
                                            ------------------------------------
                                            Reid S. Walker, Member

                                     WSV MANAGEMENT, L.L.C.

                                     By:     /s/ Reid S. Walker
                                            ------------------------------------
                                            Reid S. Walker, Member

                                     WS VENTURES MANAGEMENT, L.P.

                                     By:    WSV Management, L.L.C., its general
                                            partner

                                     By:     /s/ Reid S. Walker
                                            ------------------------------------
                                            Reid S. Walker, Member

                                     WS OPPORTUNITY FUND, L.P.

                                     By:    WS Ventures Management, L.P., its
                                            general partner

                                     By:    WSV Management, L.L.C., its general
                                            partner

                                     By:     /s/ Reid S. Walker
                                            ------------------------------------
                                            Reid S. Walker, Member

                                     WS OPPORTUNITY FUND (Q.P.), L.P.

                                     By:    WS Ventures Management, L.P., its
                                            general partner

                                     By:    WSV Management, L.L.C., its general
                                            partner

                                     By:     /s/ Reid S. Walker
                                            ------------------------------------
                                            Reid S. Walker, Member

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                                     WS OPPORTUNITY FUND INTERNATIONAL, LTD.

                                     By:    WS Ventures Management, L.P., its
                                            agent and attorney-in-fact

                                     By:    WSV Management, L.L.C., its general
                                            partner

                                     By:     /s/ Reid S. Walker
                                            ------------------------------------
                                              Reid S. Walker, Member

                                      /s/ Reid S. Walker
                                     -------------------------------------------
                                     REID S. WALKER

                                      /s/ G. Stacy Smith
                                     -------------------------------------------
                                     G. STACY SMITH

                                      /s/ Patrick P. Walker
                                     -------------------------------------------
                                     PATRICK P. WALKER